Exhibit 99.1
Supplemental Operating and Financial Data
for the Quarter ended December 31, 2005

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

Fourth Quarter 2005
Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of the largest owners and operators of commercial office properties in the United States. The company has ownership interests in and manages a high-quality portfolio of 50 office properties totaling approximately 37 million square feet concentrated in the metropolitan areas of seven major U.S. cities. Trizec trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s Web site at www.trz.com or call toll free at 1 (800) 891-7017.
Table of Contents

Page
Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Consolidated Balance Sheet Information	4
Additional Financial Information	5
Same-Property Performance	6
Unconsolidated Real Estate Joint Venture Financial Information	7-8
Office Portfolio Analysis	9-14
Property Listing	15
Mortgage Debt and Other Loans	16-17
Discontinued Operations	18
2005 Acquisition / Disposition Summary	19

Appendix:
A) Financial Information	20
This report contains forward-looking statements, within the meaning of the federal securities laws, relating to our business and financial outlook which are based on our current expectations, beliefs, projections, forecasts, future plans and strategies, and anticipated events or trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. We intend these forward-looking statements, which are not guarantees of future performance and financial condition, to be covered by the safe harbor provisions for forward-looking statements contained in the federal securities laws. Forward-looking statements are not historical facts. Instead, such statements reflect estimates and assumptions and are subject to certain risks and uncertainties that are difficult to predict or anticipate. Therefore, actual outcomes and results may differ materially from those projected or anticipated in these forward-looking statements. You should not place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, without limitation, the risks described under “Item 1. Business — Risk Factors” in our 2004 Form 10-K, filed with the Securities and Exchange Commission on March 11, 2005. These factors include, without limitation, the following: changes in national and local economic conditions, including those economic conditions in our seven core markets; the extent, duration and strength of any economic recovery; our ability to maintain occupancy and to timely lease or re-lease office space; the extent of any tenant bankruptcies and insolvencies; our ability to sell our non-core office properties in a timely manner; our ability to acquire office properties selectively in our core markets; our ability to integrate and realize the full benefits from our acquisitions, including the Arden office portfolio; our ability to maintain REIT qualification and changes to U.S. tax laws that affect REITs; material increases in the amount of special dividends payable to affiliates of Trizec Canada on shares of our special voting stock as a result of increases in the applicable cross-border withholding tax rates; Canadian tax laws that affect treatment of investment in U.S. real estate companies; the competitive environment in which we operate; the cost and availability of debt and equity financing; the effect of any impairment charges associated with changes in market conditions; the sale or other disposition of shares of our common stock owned by Trizec Canada Inc.; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

Investor Information

Fourth Quarter 2005

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
10 S. Riverside Plaza, Suite 1100	Fax:	(312) 798-6270
Chicago, IL 60606	Toll Free:	(800) 891-7017
	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Tim Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Bill Tresham	Chief Operating Officer
Brian Lipson	Chief Investment Officer

Research Coverage:
Goldman Sachs	Jay Habermann / Sloan Bohlen	(917) 343-4260 / (212) 902-2796
Green Street Advisors	Jim Sullivan / Cedrik Lachance	(949) 640-8780
Lehman Brothers	David Harris / Alexander Goldfarb	(212) 526-1790/5232
Merrill Lynch	Steve Sakwa / Brian Legg	(212) 449-0335/1153
Morgan Stanley Dean Witter	Greg Whyte / David Cohen	(212) 761-6331/8564
Stifel Nicolaus	John Guinee / Eli Fleminger	(410) 454-5520/4830
Wachovia Securities	Christopher Haley / Greg Korondi	(443) 263-6773/6579
Canaccord Capital	Shant Poladian / Sandy Poklar	(416) 869-6595/3060
CIBC World Markets	Rossa O’Reilly / Alex Avery	(416) 594-7296/8179
Griffiths McBurney	Anoop Prihar / Dana Merber	(416) 943-6127/6674
RBC Capital Markets	Neil Downey / Anil Jamani	(416) 842-7835/7897
TD Newcrest	Sam Damiani / Mandy Samols	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	MSCI U.S. REIT Index
Wilshire REIT Index
Russell 1000 Index
Dividend per share:

	Amount	Declared	Record	Paid
Q1-05:	$0.20	10-Mar	31-Mar	15-Apr
Q2-05:	$0.20	14-Jun	30-Jun	15-Jul
Q3-05:	$0.20	13-Sep	30-Sep	17-Oct
Q4-05:	$0.20	13-Dec	30-Dec	17-Jan

Shares outstanding (December 31, 2005) :	156,419,864

Total Market Cap ($ mil. at December 31, 2005) :	6,209
Share Activity (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q1-05	Q2-05	Q3-05	Q4-05	12/31/2005

Share Prices:
High	19.85	20.61	23.73	23.14	23.73
Low	17.26	18.65	20.40	20.45	17.26
Close	19.00	20.57	23.06	22.92	22.92

Avg. Daily Vol. (000’s):	479	500	498	467	486

Investor Relations:	Dennis C. Fabro	Andrew Joa	Transfer Agent:	Mellon Investor Services LLC
	Senior Vice President, Investor Relations	Director, Investor Relations		Newport Office Center VII
	10 S. Riverside Plaza, Suite 1100	10 S. Riverside Plaza, Suite 1100		480 Washington Boulevard
	Chicago, IL 60606	Chicago, IL 60606		Jersey City, NJ 07310
	Tel: (312) 798-6290 Fax: (312) 798-6270	Tel: (312) 798-6295 Fax: (866) 784-8609		Toll Free: (800) 852-0037
	E-mail: dennis.fabro@trz.com	E-mail: andrew.joa@trz.com		E-mail: shrrelations@melloninvestor.com

Financial Highlights

($ 000’s, except per share amounts)

		Three Months Ended			Twelve Months Ended
		31-Dec-05	31-Dec-04	% Change	31-Dec-05	31-Dec-04	% Change
Consolidated Property Revenues		$189,044	$169,584	11%	$721,994	$647,391	12%
Operating Expenses		69,966	59,622	17%	249,245	216,935	15%
Property Taxes		22,345	18,754	19%	88,112	72,579	21%

Consolidated Property Expenses		$92,311	$78,376	18%	$337,357	$289,514	17%

Consolidated Property Revenues Less Property Expenses		$96,733	$91,208	6%	$384,637	$357,877	7%
Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)		15,533	13,477	15%	56,621	54,719	3%
Property Revenues Less Property Expenses from Discontinued Operations		6,878	14,552	-53%	36,808	92,852	-60%

Total Property Revenues Less Property Expenses		$119,144	$119,237	0%	$478,066	$505,448	-5%

Net Income Available to Common Stockholders		$99,217	$103,198	-4%	$201,012	$96,489	108%

Net Income Available to Common Stockholders per Weighted Average Common Share Outstanding	Basic	$0.64	$0.68	-7%	$1.30	$0.64	104%

	Diluted	$0.62	$0.67	-7%	$1.27	$0.63	102%

Funds from Operations Available to Common Stockholders (FFO) [1]		$64,646	$64,630	0%	$266,687	$141,766	88%

FFO per share	Basic	$0.41	$0.43	-3%	$1.72	$0.94	84%

	Diluted	$0.41	$0.42	-4%	$1.69	$0.93	82%

Weighted Average Common Shares Outstanding:
Basic		156,203,111	151,884,824		154,847,663	151,596,514

Diluted		159,191,349	153,470,355		157,877,915	153,109,854

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net income available to common stockholders and net income available to common stockholders per share, the most directly comparable GAAP measures.

Segmented Financial Information
($ 000’s)	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)

	Three Months Ended
								Secondary	Total	Corporate
	Atlanta	Chicago	Dallas	Houston	Los Angeles	New York	Washington, D.C.	Markets	Office	& Other	Total

December 31, 2005

Property revenues	$19,928	16,690	22,921	32,237	34,114	51,408	34,622	17,566	229,486	2,356	$231,842
Property expenses	(8,675)	(8,816)	(13,546)	(18,251)	(16,421)	(25,190)	(14,090)	(7,750)	(112,739)	41	(112,698)

Property revenues less property expenses	$11,253	7,874	9,375	13,986	17,693	26,218	20,532	9,816	116,747	2,397	$119,144

December 31, 2004

Property revenues	$21,450	19,221	21,258	29,713	25,100	54,617	31,020	26,791	229,170	3,436	$232,606
Property expenses	(9,072)	(8,283)	(11,945)	(16,160)	(11,777)	(25,248)	(12,263)	(16,223)	(110,971)	(2,398)	(113,369)

Property revenues less property expenses	$12,378	10,938	9,313	13,553	13,323	29,369	18,757	10,568	118,199	1,038	$119,237

	Twelve Months Ended

December 31, 2005

Property revenues	$78,666	72,238	87,772	120,006	117,174	205,282	138,976	69,732	889,846	9,925	$899,771
Property expenses	(32,489)	(34,306)	(48,879)	(64,250)	(54,098)	(100,423)	(52,783)	(36,755)	(423,983)	2,278	(421,705)

Property revenues less property expenses	$46,177	37,932	38,893	55,756	63,076	104,859	86,193	32,977	465,863	12,203	$478,066

December 31, 2004

Property revenues	$88,532	75,137	88,304	122,387	72,217	217,761	118,926	131,188	914,452	31,574	$946,026
Property expenses	(35,800)	(33,863)	(47,136)	(61,084)	(33,380)	(100,057)	(45,509)	(73,200)	(430,029)	(10,549)	(440,578)

Property revenues less property expenses	$52,732	41,274	41,168	61,303	38,837	117,704	73,417	57,988	484,423	21,025	$505,448

Consolidated Balance Sheet Information

Fourth Quarter 2005
Real Estate
($ 000’s — As of December 31, 2005)

	Properties Held	Properties Held
	for the Long Term	for Disposition	Total
Rental properties	$4,364,362	$182,032	$4,546,394
Properties held for development	24,430	—	24,430
Accumulated depreciation	(638,956)	(34,487)	(673,443)

Real Estate, net	$3,749,836	$147,545	$3,897,381

Rental Properties	Net Book Value

Held for the long term	$3,725,406
Held for disposition[1]	147,545

Total Rental Properties	$3,872,951

Properties Held for Development	Net Book Value

Buckhead Land	$12,796
Other	11,634

Total Properties Held for Development	$24,430

(1)	Properties included in the “Held for disposition” category are listed on page 18 under the tables “Properties Designated as Discontinued Operations” but exclude properties that were disposed of during 2004 and 2005.
Other Assets and Investments
($ 000’s — As of December 31, 2005)

Cash and cash equivalents	$36,498
Escrows and restricted cash	70,004
Investment in unconsolidated real estate joint ventures	206,602
Office tenant receivables, net	13,087
Deferred rent receivables, net	139,135
Other receivables, net	7,384
Deferred charges, net	124,061
Prepaid expenses and other assets, net	216,098

Total Other Assets and Investments	$812,869

Other Liabilities
($ 000’s — As of December 31, 2005)

Trade, construction and tenant improvements payables	$19,127
Accrued interest expense	5,697
Accrued operating expenses and property taxes	108,099
Other accrued liabilities	181,798
Dividends payable	32,329
Taxes payable	27,508

Total Other Liabilities	$374,558

Additional Financial Information

Fourth Quarter 2005
Straight-Line Adjustment Summary
($ 000’s)

	Three Months Ended		Twelve Months Ended
	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04
Continuing Operations	$3,833	$1,611	$12,338	$15,325
Discontinued Operations	(386)	(497)	(1,006)	1,811
Pro Rata Share of Unconsolidated JVs	817	368	2,248	3,062

Total	$4,264	$1,482	$13,580	$20,198

FAS 141 Impact on Rental Revenue Summary 1
($ 000’s)

	Three Months Ended		Twelve Months Ended
	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04
Continuing Operations	$868	$579	$3,314	$949
Discontinued Operations	—	—	—	—
Pro Rata Share of Unconsolidated JVs	469	—	469	—

Total	$1,337	$579	$3,783	$949

[1]	Represents net amortization of above-and-below market leases amortized over the terms of the respective leases in place at the property acquisition dates. This policy has been in effect for acquisitions since July 1, 2001. The unamortized portion of above market leases totaling $7.3 million is included in Prepaid expenses and other assets and the unamortized portion of below market leases totaling $72.3 million is included in Other accrued liabilities as of December 31, 2005 for consolidated properties.
Termination Fee Revenue Summary
($ 000’s)

	Three Months Ended		Twelve Months Ended
	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04
Continuing Operations	$1,170	$2,357	$6,998	$7,488
Discontinued Operations	3,931	286	4,322	5,582
Pro Rata Share of Unconsolidated JVs	40	15	155	10

Total	$5,141	$2,658	$11,475	$13,080

Same-Property Performance

Fourth Quarter 2005
Same-Property1 Revenues Less Expenses
($ 000’s)

	Three Months Ended				Twelve Months Ended
	31-Dec				31-Dec
			Change				Change
	2005	2004	$	%	2005	2004	$	%
Including impact of straight-line rent
Property revenues excl. termination fees	$193,317	$186,336	$6,981	3.7%	$759,212	$735,707	$23,505	3.2%
Property expenses	(98,590)	(90,755)	(7,835)	8.6%	(372,536)	(345,174)	(27,362)	7.9%

Property revenues excl. termination fees less property expenses	$94,727	$95,581	$(854)	-0.9%	$386,676	$390,533	$(3,857)	-1.0%

Excluding impact of straight-line rent
Property revenues excl. termination fees and impact of straight-line rent	$189,529	$183,947	$5,582	3.0%	$747,130	$716,496	$30,634	4.3%
Property expenses	(97,557)	(89,172)	(8,385)	9.4%	(368,786)	(341,656)	(27,130)	7.9%

Property revenues excl. termination fees and impact of straight-line rent less

property expenses	$91,972	$94,775	$(2,803)	-3.0%	$378,344	$374,840	$3,504	0.9%

Same-Property1 Occupancy

	31-Dec
	2005	2004	Change
Period End	87.8%	89.3%	-1.5%

Average — Quarter	87.6%	88.4%	-0.8%
— Year	88.0%	87.8%	0.2%
No. of properties represented: 45

(1)	Same-property performance includes all properties that were owned during the complete current and prior year reporting periods (including properties held for disposition and Trizec’s pro rata share of unconsolidated joint ventures). Development properties are not included in the same property portfolio until they have reached their stabilized occupancy for the complete current and prior year reporting periods. In 2006, the same-property portfolio will include Bank of America Plaza (Los Angeles) and 2001 M Street.

Unconsolidated Real Estate Joint Venture Financial Information

Fourth Quarter 2005
Unconsolidated Real Estate Joint Venture Assets
(As of December 31, 2005)

	Property	Location	Ownership	Occupancy[1]	Total Area	Owned Area

1.	Bank One Center	Dallas, TX	50%	84.6%	1,531,000	765,000
2.	Plaza of the Americas	Dallas, TX	50%	68.4%	1,176,000	588,000
3.	Kellogg Brown & Root Tower	Houston, TX	50%	84.1%	1,048,000	524,000
4.	Marina Towers	Los Angeles, CA	50%	87.3%	381,000	191,000
5.	The Grace Building	New York, NY	50%	99.3%	1,518,000	758,000
6.	1411 Broadway	New York, NY	50%	97.6%	1,146,000	572,000
7.	1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
8.	Victor Building	Washington, D.C.	50%	99.8%	343,000	172,000
9.	Waterview development	Arlington, VA	25%	NA	NA	NA

	Total			88.3%	7,358,000	3,677,000
Statement of Operations
($ 000’s)

	Three Months Ended December 31, 2005		Twelve Months Ended December 31, 2005
	100%	TRZ [2]	100%	TRZ [2]
Property revenues	$59,250	$29,372	$217,936	$108,080

Expenses
Property expenses	27,634	13,839	102,742	51,459
Depreciation and amortization	9,471	5,573	27,873	17,229

Total expenses	37,105	19,412	130,615	68,688

Interest expense	(12,885)	(6,433)	(49,283)	(24,620)
Interest and other income	688	353	1,897	982
Loss on early debt retirement	(1,507)	(757)	(1,507)	(757)
Cumulative effect of a change in accounting principle	(1,746)	—	(1,746)	—

Net income	$6,695	$3,123	$36,682	$14,997

Property revenues less property expenses	$31,616	$15,533	$115,194	$56,621

(1)	Total occupancy as shown is weighted average based on owned area.

(2)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

(3)	Trizec’s pro rata share totals $0.9 million and is not reflected in Income from unconsolidated real estate joint ventures for reporting purposes.

Unconsolidated Real Estate Joint Venture Financial Information

Fourth Quarter 2005
Balance Sheets
($ 000’s — As of December 31, 2005)

	100%	TRZ [1]
Assets
Real Estate
Rental properties	$747,208	546,874
Properties held for development	82,116	20,349
Accumulated depreciation	(136,376)	(87,473)

Real Estate, net	692,948	479,750
Other Assets
Cash & restricted cash	70,021	34,977
Deferred rent receivables, net	61,905	27,760
Deferred charges, net	57,799	31,060
Other	67,184	27,608

Total Assets	$949,857	$601,155

Liabilities
Mortgage debt	$857,509	$413,710
Other Liabilities
Accrued operating expenses and property taxes	20,397	6,221
Trade, construction and TI payables	3,908	1,963
Other accrued liabilities	34,432	16,849

Partners’ equity	33,611	206,602
Distributions in excess of investment in unconsolidated joint ventures	—	(44,190)

Total Liabilities and Equity	$949,857	$601,155

Properties Under Development
($ 000’s — As of December 31, 2005)

	100%	TRZ [1]
Waterview development Arlington, VA	$82,116	$20,349
Mortgage and Other Debt Maturities 1
($ 000’s — As of December 31, 2005)

		Weighted
	Amount	Average Rate
2006	$53,778	4.52%
2007	1,888	5.44%
2008	4,220	5.49%
2009	18,928	5.87%
2010	4,765	5.49%
Beyond	330,131	5.47%

Total	$413,710	5.37%

(1)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Office Portfolio Analysis

Fourth Quarter 2005	(Includes discontinued operations)
Based on Pro Rata Share of Owned Area
(As of December 31, 2005)

		Market Distribution		Occupancy		Gross Rent
	No. of	Owned Area [1]		Period	Qtr
	Properties	000’s sq. ft.	%	End	Average	In-Place [2]	Market [3]
Core Markets
Atlanta	5	3,481	11%	91.2%	90.7%	$22.70	$20.30
Chicago	4	2,434	7%	87.1%	89.3%	27.90	27.30
Dallas	4	4,510	14%	84.8%	85.1%	19.30	18.70
Houston	5	5,645	17%	84.3%	84.5%	20.20	19.30
Los Angeles Area	5	4,340	13%	89.2%	88.8%	29.60	31.70
New York Area	6	5,615	17%	92.3%	92.6%	35.00	39.10
Washington D.C. Area	17	4,119	12%	90.6%	89.0%	31.00	33.20

Total Core Markets	46	30,144	91%	88.5%	88.4%	$26.70	$27.30

Total Secondary Markets	4	2,951	9%	85.8%	84.4%	$16.40	$17.80

Total Office Properties	50	33,095	100%	88.2%	88.1%	$25.80	$26.50

Based on Total Area

		Market Distribution		Occupancy		Gross Rent
	No. of	Total Area		Period	Qtr
	Properties	000’s sq. ft.	%	End	Average	In-Place [2]	Market [3]
Consolidated Properties	42	29,429	80%	88.2%	88.1%	$25.10	$25.60
Unconsolidated JV Properties	8	7,358	20%	88.3%	87.8%	32.10	33.70

Total Office Properties	50	36,787	100%	88.2%	88.1%	$26.50	$27.20

(1)	For the purposes of this table and elsewhere in this report, “owned area” is the sum of the total square footage of all of our wholly-owned properties and our pro rata share of the square footage of our joint venture properties calculated based on our ownership interest in such joint ventures.

(2)	Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis

Fourth Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Office Portfolio Leasing Activity 1

	Three Months Ended		Twelve Months Ended
	31-Dec-05		31-Dec-05
	Owned Area	Total Area	Owned Area	Total Area
New Leases	802,953	984,725	2,405,634	2,773,152
Renewals	705,349	767,053	2,856,711	3,089,975
Expiries	(1,395,353)	(1,607,875)	(5,679,981)	(6,250,215)

Net	112,949	143,903	(417,636)	(387,088)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	7.7	7.6	7.7	7.7

Avg. Rental Rate on new/renewal leasing [2]	$24.43	$26.72	$23.81	$25.04
Avg. Rental Rate on expiring leases [2]	25.55	26.86	24.58	25.50

Rental Rate Change on leasing [2]	($1.12)	($0.14)	($0.77)	($0.46)

	-4.4%	-0.5%	-3.1%	-1.8%

(1)	In square feet unless otherwise noted.

(2)	Per square foot, excludes straight-line rent.

	Three Months Ended			Twelve Months Ended
	31-Dec-05			31-Dec-05
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Capital Expenditures:
Recurring	$6,738	$512	$7,250	$17,535	$1,720	$19,255
Non-Recurring	3,578	313	3,891	8,823	780	9,603

Total	$10,316	$825	$11,141	$26,358	$2,500	$28,858

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.23	$0.14	$0.22	$0.60	$0.47	$0.58
Non-Recurring	0.12	0.09	0.12	0.30	0.21	0.29

Total	$0.35	$0.23	$0.34	$0.90	$0.68	$0.87

Tenant Installation Costs[3]:
Non-incremental revenue generating	$17,261	$2,066	$19,327	$68,965	$7,987	$76,952
Incremental revenue generating:
Space vacant > 12 months	8,731	713	9,444	20,352	1,391	21,743
Acquisitions and Developments	606	—	606	1,184	—	1,184

Total	$26,598	$2,779	$29,377	$90,501	$9,378	$99,879

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$17.61	$9.21	$16.05	$18.16	$14.47	$17.70
Incremental revenue generating	32.66	39.25	33.05	24.82	30.19	25.09

Total	$21.01	$11.46	$19.48	$19.40	$15.69	$18.98

(3)	Based on owned area and office leasing activity at Trizec’s pro rata share.

Office Portfolio Analysis

Fourth Quarter 2005	(Includes discontinued operations)
Scheduled Annual Expirations1
(As of December 31, 2005)

Core Markets		2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Atlanta	sq. ft. 000’s	414	534	345	374	314	547	227	71	92	129
	% of owned area	11.9%	15.3%	9.9%	10.7%	9.0%	15.7%	6.5%	2.0%	2.6%	3.7%
	Rate per sq. ft.	$23.20	$22.32	$23.22	$21.89	$23.10	$29.00	$32.39	$24.87	$19.99	$22.35
Chicago	sq. ft. 000’s	368	62	41	27	155	299	135	105	154	98
	% of owned area	15.1%	2.5%	1.7%	1.1%	6.4%	12.3%	5.5%	4.3%	6.3%	4.0%
	Rate per sq. ft.	25.86	29.86	32.03	25.18	32.64	35.84	32.30	29.96	30.52	30.89
Dallas	sq. ft. 000’s	286	667	361	301	497	201	214	625	340	157
	% of owned area	6.3%	14.8%	8.0%	6.7%	11.0%	4.5%	4.7%	13.9%	7.5%	3.5%
	Rate per sq. ft.	20.41	18.01	20.15	21.67	23.11	21.83	21.06	19.85	16.05	19.07
Houston	sq. ft. 000’s	314	580	579	221	967	460	599	380	85	206
	% of owned area	5.6%	10.3%	10.3%	3.9%	17.1%	8.1%	10.6%	6.7%	1.5%	3.6%
	Rate per sq. ft.	20.51	19.81	23.38	21.94	19.41	22.23	24.46	17.73	20.77	20.57
Los Angeles Area	sq. ft. 000’s	654	187	354	112	431	384	689	52	364	92
	% of owned area	15.1%	4.3%	8.2%	2.6%	9.9%	8.8%	15.9%	1.2%	8.4%	2.1%
	Rate per sq. ft.	34.37	26.53	30.22	30.45	31.34	20.59	34.64	41.50	33.34	31.88
New York Area	sq. ft. 000’s	281	237	239	760	395	114	243	234	124	1,795
	% of owned area	5.0%	4.2%	4.3%	13.5%	7.0%	2.0%	4.3%	4.2%	2.2%	32.0%
	Rate per sq. ft.	39.27	36.61	39.82	31.70	36.50	54.08	46.51	49.41	44.78	32.37
Washington D.C. Area	sq. ft. 000’s	332	583	444	497	243	116	407	138	297	115
	% of owned area	8.1%	14.2%	10.8%	12.1%	5.9%	2.8%	9.9%	3.4%	7.2%	2.8%
	Rate per sq. ft.	31.95	35.59	33.31	31.41	33.37	36.50	31.44	38.01	27.25	42.81

Total Core Markets	sq. ft. 000’s	2,649	2,850	2,363	2,292	3,002	2,121	2,514	1,605	1,456	2,592
	% of owned area	8.8%	9.5%	7.8%	7.6%	10.0%	7.0%	8.3%	5.3%	4.8%	8.6%
	Rate per sq. ft.	$28.51	$25.14	$27.57	$27.64	$26.18	$28.05	$31.36	$26.80	$27.16	$30.52

Total Secondary Markets	sq. ft. 000’s	889	271	309	172	158	105	24	115	329	46
	% of owned area	30.1%	9.2%	10.5%	5.8%	5.4%	3.6%	0.8%	3.9%	11.1%	1.6%
	Rate per sq. ft.	$17.30	$17.52	$16.51	$16.28	$14.44	$16.19	$13.72	$24.63	$15.11	$13.67

Total — Owned Area [2,3]	sq. ft. 000’s	3,538	3,121	2,672	2,464	3,160	2,226	2,538	1,720	1,785	2,638
	% of owned area	10.7%	9.4%	8.1%	7.4%	9.5%	6.7%	7.7%	5.2%	5.4%	8.0%
	Rate per sq. ft.	$25.69	$24.48	$26.29	$26.85	$25.60	$27.49	$31.19	$26.66	$24.94	$30.22

Consolidated Area	sq. ft. 000’s	3,212	2,846	2,473	2,292	2,761	2,095	2,195	1,433	1,622	2,413
	% of total area	10.9%	9.7%	8.4%	7.8%	9.4%	7.1%	7.5%	4.9%	5.5%	8.2%
	Rate per sq. ft.	$25.25	$24.40	$25.53	$26.43	$24.41	$27.29	$29.59	$23.23	$24.22	$30.15
Unconsolidated JV Area [4]	sq. ft. 000’s	659	558	404	346	806	264	702	586	328	459
	% of total area	9.0%	7.6%	5.5%	4.7%	11.0%	3.6%	9.5%	8.0%	4.5%	6.2%
	Rate per sq. ft.	$30.11	$25.47	$35.82	$32.61	$33.91	$30.91	$41.48	$43.81	$32.39	$31.22

Total Area[5]	sq. ft. 000’s	3,871	3,404	2,877	2,638	3,567	2,359	2,897	2,019	1,950	2,872
	% of total area	10.5%	9.3%	7.8%	7.2%	9.7%	6.4%	7.9%	5.5%	5.3%	7.8%
	Rate per sq. ft.	$26.08	$24.57	$26.97	$27.24	$26.56	$27.70	$32.47	$29.20	$25.59	$30.32

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

Fourth Quarter 2005	(Includes discontinued operations)
Scheduled Quarterly Expirations1
(As of December 31, 2005)

Core Markets		Q1-06	Q2-06	Q3-06	Q4-06	2006	Q1-07	Q2-07	Q3-07	Q4-07	2007
Atlanta	sq. ft. 000's	164	148	41	61	414	77	165	151	141	534
	% of owned area	4.7%	4.3%	1.2%	1.8%	11.9%	2.2%	4.7%	4.3%	4.1%	15.3%
	Rate per sq. ft.	$23.55	$23.30	$21.85	$22.92	$23.20	$21.68	$24.32	$20.89	$21.87	$22.32
Chicago	sq. ft. 000's	221	111	34	2	368	0	20	20	22	62
	% of owned area	9.1%	4.6%	1.4%	0.1%	15.1%	0.0%	0.8%	0.8%	0.9%	2.5%
	Rate per sq. ft.	21.74	31.06	35.10	35.52	$25.86	—	21.44	36.84	31.18	$29.86
Dallas	sq. ft. 000's	80	62	38	106	286	272	22	297	76	667
	% of owned area	1.8%	1.4%	0.8%	2.4%	6.3%	6.0%	0.5%	6.6%	1.7%	14.8%
	Rate per sq. ft.	21.39	18.45	21.90	20.29	$20.41	17.95	17.47	18.08	18.10	$18.01
Houston	sq. ft. 000's	107	152	26	29	314	120	283	130	47	580
	% of owned area	1.9%	2.7%	0.5%	0.5%	5.6%	2.1%	5.0%	2.3%	0.8%	10.3%
	Rate per sq. ft.	18.63	21.91	17.80	22.57	$20.51	17.18	22.56	15.63	21.53	$19.81
Los Angeles Area	sq. ft. 000's	414	12	123	105	654	37	27	78	45	187
	% of owned area	9.5%	0.3%	2.8%	2.4%	15.1%	0.9%	0.6%	1.8%	1.0%	4.3%
	Rate per sq. ft.	36.17	29.32	27.06	36.39	$34.37	24.10	35.27	25.84	24.50	$26.53
New York Area	sq. ft. 000's	39	174	19	49	281	137	59	17	24	237
	% of owned area	0.7%	3.1%	0.3%	0.9%	5.0%	2.4%	1.1%	0.3%	0.4%	4.2%
	Rate per sq. ft.	42.65	37.81	54.33	35.95	$39.27	37.44	33.00	46.83	33.50	$36.61
Washington D.C. Area	sq. ft. 000's	63	57	53	159	332	42	229	233	79	583
	% of owned area	1.5%	1.4%	1.3%	3.9%	8.1%	1.0%	5.6%	5.7%	1.9%	14.2%
	Rate per sq. ft.	35.98	33.55	31.62	29.88	$31.95	29.25	35.15	36.94	36.23	$35.59

Total Core Markets	sq. ft. 000's	1,088	716	334	511	2,649	685	805	926	434	2,850
	% of owned area	3.6%	2.4%	1.1%	1.7%	8.8%	2.3%	2.7%	3.1%	1.4%	9.5%
	Rate per sq. ft.	$28.75	$28.23	$28.21	$28.59	$28.51	$23.16	$27.53	$24.53	$25.17	$25.14

Total Secondary Markets	sq. ft. 000's	768	36	19	66	889	109	15	15	132	271
	% of owned area	26.0%	1.2%	0.6%	2.2%	30.1%	3.7%	0.5%	0.5%	4.5%	9.2%
	Rate per sq. ft.	$17.02	$20.20	$19.37	$18.37	$17.30	$18.35	$18.09	$21.14	$16.36	$17.52

Total — Owned Area [2,3]	sq. ft. 000's	1,856	752	353	577	3,538	794	820	941	566	3,121
	% of owned area	5.6%	2.3%	1.1%	1.7%	10.7%	2.4%	2.5%	2.8%	1.7%	9.4%
	Rate per sq. ft.	$23.89	$27.85	$27.73	$27.42	$25.69	$22.50	$27.35	$24.47	$23.12	$24.48

Consolidated Area	sq. ft. 000's	1,802	675	328	407	3,212	713	795	788	550	2,846
	% of total area	6.1%	2.3%	1.1%	1.4%	10.9%	2.4%	2.7%	2.7%	1.9%	9.7%
	Rate per sq. ft.	$23.73	$27.02	$26.47	$28.06	$25.25	$20.67	$27.51	$25.60	$23.02	$24.40
Unconsolidated JV Area[4]	sq. ft. 000's	111	153	50	345	659	168	49	308	33	558
	% of total area	1.5%	2.1%	0.7%	4.7%	9.0%	2.3%	0.7%	4.2%	0.4%	7.6%
	Rate per sq. ft.	29.64	35.26	$44.14	$25.95	$30.11	$38.29	$22.54	$18.81	$26.64	$25.47

Total Area[5]	sq. ft. 000's	1,913	828	378	752	3,871	881	844	1,096	583	3,404
	% of total area	5.2%	2.3%	1.0%	2.0%	10.5%	2.4%	2.3%	3.0%	1.6%	9.3%
	Rate per sq. ft.	$24.07	$28.54	$28.81	$27.09	$26.08	$24.03	$27.22	$23.69	$23.22	$24.57

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

Fourth Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Market Distribution1

	Three Months Ended	Twelve Months Ended
	31-Dec-05	31-Dec-05
Core Markets:
Atlanta	10%	10%
Chicago	7%	8%
Dallas	8%	8%
Houston	12%	12%
Los Angeles Area	15%	14%
New York Area	22%	23%
Washington D.C. Area	18%	18%

Total Core Markets	92%	93%

Total Secondary Markets	8%	7%

Total	100%	100%

(1)	Based on property revenues less property expenses.
Top 10 Assets
(As of December 31, 2005)

		% of Owned	% of Net
		Area	Rent[1]

One New York Plaza	New York, NY	7%	9%
Allen Center	Houston, TX	10%	8%
Bank of America Plaza	Los Angeles, CA	4%	5%
The Grace Building (50%)	New York, NY	2%	5%
Figueroa at Wilshire [2]	Los Angeles, CA	3%	5%
Ernst & Young Plaza	Los Angeles, CA	4%	4%
Galleria Towers	Dallas, TX	4%	4%
Newport Tower	Jersey City, NJ	3%	3%
1411 Broadway (50%)	New York, NY	2%	3%
One Alliance Center	Atlanta, GA	2%	3%

(1)	Based on property revenues excluding termination fees less property expenses.

(2)	Figueroa at Wilshire represents annualized rent since date of acquisition.

Office Portfolio Analysis

Fourth Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Tenant Mix by Industry
(As of December 31, 2005)

Industry	% of Owned Area

Banking / Securities Brokers	20%
Legal Services	13%
Oil and Gas	7%
Computers / Communications	6%
Misc. Business Services	6%
Wholesalers / Retailers	5%
Insurance / Non Bank Financial	5%
Government	4%
Accounting	4%
Engineering and Architectural	4%

Number of tenants:	1,840

Average remaining lease term (years):	5.7

Top 20 Tenants
(As of December 31, 2005)

	% of Owned	% of Gross
Tenant	Area	Rent[1]

Wachovia Securities Financial Holdings	4.3%	5.9%
GSA	2.5%	3.5%
The Goldman Sachs Group	1.7%	2.6%
Bank of America	2.4%	2.1%
Continental Airlines	2.2%	2.0%
Fried,Frank,Harris	1.1%	1.8%
Ernst & Young	1.1%	1.8%
Devon Energy Corporation	1.6%	1.7%
The Capital Group Corporation	1.0%	1.3%
Bank of the West	0.7%	1.2%
Kellogg Brown & Root Inc.	1.5%	1.2%
JP Morgan Chase	0.9%	1.1%
Jones Apparel Group Inc.	0.6%	1.1%
Merrill Lynch Corporation	0.9%	1.0%
Amerada Hess Corporation	1.0%	1.0%
AOL Time Warner	0.4%	1.0%
Wells Fargo Bank, N.A.	1.5%	0.9%
KPMG LLP	0.5%	0.8%
Smithsonian Institution	0.5%	0.8%
S1 Corporation	0.6%	0.8%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.
Lease Stratification
(As of December 31, 2005)

	Occupied	% of Total	No. of	% of Total No.
Lease Size (sq. ft.)	Area[1]	Occupied Area	Leases[2]	of Leases

0-2,500	1,004,000	3.1%	889	40.6%
2,501-5,000	1,433,000	4.4%	395	18.0%
5,001-10,000	2,474,000	7.6%	345	15.7%
10,001-25,000	4,656,000	14.4%	297	13.6%
25,001-50,000	4,879,000	15.1%	144	6.6%
50,001-100,000	4,171,000	12.9%	61	2.8%
100,001 +	13,768,000	42.5%	60	2.7%

Total	32,385,000	100.0%	2,191	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants, as some tenants operate under multiple leases.

Property Listing

Fourth Quarter 2005
Property Listing
(As of December 31, 2005)

		Total Area	Owned Area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy [2,3]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	91.3%
Colony Square	Atlanta, GA	837,000	837,000	88.3%
The Palisades	Atlanta, GA	627,000	627,000	90.1%
One Alliance Center	Atlanta, GA	558,000	558,000	99.9%
Midtown Plaza	Atlanta, GA	504,000	504,000	87.7%

Total — Atlanta	(5 properties)	3,481,000	3,481,000	91.2%

Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	96.3%
10 South Riverside	Chicago, IL	685,000	685,000	93.1%
120 South Riverside	Chicago, IL	685,000	685,000	81.3%
550 West Washington	Chicago, IL	372,000	372,000	70.1%

Total — Chicago	(4 properties)	2,434,000	2,434,000	87.1%

Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	86.5%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	84.6%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	89.6%
Plaza of the Americas (50%)	Dallas, TX	1,176,000	588,000	68.4%

Total — Dallas	(4 properties)	5,864,000	4,510,000	84.8%

Houston
Allen Center	Houston, TX	3,184,000	3,184,000	88.5%
Cullen Center
Continental Center I	Houston, TX	1,098,000	1,098,000	75.2%
Continental Center II	Houston, TX	449,000	449,000	87.4%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	84.1%
500 Jefferson	Houston, TX	390,000	390,000	73.1%

Total — Houston	(5 properties)	6,169,000	5,645,000	84.3%

Los Angeles Area
Bank of America Plaza	Los Angeles, CA	1,422,000	1,422,000	90.8%
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	88.7%
Figueroa at Wilshire	Los Angeles, CA	1,039,000	1,039,000	89.4%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	87.3%
Landmark Square	Long Beach, CA	443,000	443,000	86.1%

Total — Los Angeles Area	(5 properties)	4,530,000	4,340,000	89.2%

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	95.6%
The Grace Building (50%)	New York, NY	1,518,000	758,000	99.3%
1411 Broadway (50%)	New York, NY	1,146,000	572,000	97.6%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	92.6%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,061,000	1,061,000	76.1%

Total — New York Area	(6 properties)	7,063,000	5,615,000	92.3%

Washington, D.C. Area
1200 K Street, N.W.	Washington, D.C.	389,000	389,000	98.4%
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	98.8%
Victor Building (50%)	Washington, D.C.	343,000	172,000	99.8%
2001 M Street (98%)	Washington, D.C.	229,000	224,000	100.0%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	98.0%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	96.9%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	93.9%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.6%

Washington, D.C.	(9 properties)	2,115,000	1,939,000	98.1%

Bethesda Crescent	Bethesda, MD	269,000	269,000	86.2%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	97.6%

Suburban Maryland	(2 properties)	957,000	957,000	94.4%

Two Ballston Plaza	Arlington, VA	223,000	223,000	99.9%
1550 Wilson Boulevard	Arlington, VA	136,000	136,000	84.2%
1560 Wilson Boulevard	Arlington, VA	126,000	126,000	69.6%
12010 Sunrise Valley Drive	Reston, VA	238,000	238,000	0.0%
One Reston Crescent	Reston, VA	185,000	185,000	100.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	100.0%

Northern Virginia	(6 properties)	1,223,000	1,223,000	75.6%

Total — Washington, D.C. Area	(17 properties)	4,295,000	4,119,000	90.6%

Total — Core Markets	(46 properties)	33,836,000	30,144,000	88.5%

Secondary Markets
Bank of America Plaza	Charlotte, NC	891,000	891,000	99.3%
First Citizens Plaza	Charlotte, NC	477,000	477,000	89.5%
Northstar Center	Minneapolis, MN	813,000	813,000	71.6%
Williams Center I & II	Tulsa, OK	770,000	770,000	82.8%

Total — Secondary Markets	(4 properties)	2,951,000	2,951,000	85.8%

Total — Office Properties	(50 properties)	36,787,000	33,095,000	88.2%

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Total occupancy as shown is weighted average based on owned area.

(3)	Occupancy based on total area at December 31, 2005 was 88.2%, with consolidated properties at 88.2% and unconsolidated real estate joint venture properties at 88.3%.

Mortgage Debt and Other Loans

Fourth Quarter 2005	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

	(As of December 31, 2005)
Consolidated Mortgage Debt and Other Loans	Weighted average	Weighted average	Outstanding
($ 000’s)	term to maturity	interest rates	balance
Collateralized Property Loans
At fixed rates	4.4 yrs	6.26%	$1,847,095
At variable rates	—	—	—

Total	4.4 yrs	6.26%	$1,847,095

Other Loans
At fixed rates	5.4 yrs	6.57%	$16,178
At variable rates	—	—	—

Total	5.4 yrs	6.57%	$16,178

Unsecured Credit Facility [1]	2.8 yrs	5.59%	$347,000

Total	4.1 yrs	6.16%	$2,210,273

(1)	$403 million undrawn on current availability of $750 million.

Unsecured credit facility commitment totals $750 million.

Consolidated Mortgage Debt and Other Loan Maturities	(As of December 31, 2005)
($ 000’s)	2006	2007	2008	2009	2010	Beyond	Total
Total maturities	$402,674	77,833	749,992	15,171	104,522	860,081	$2,210,273

Average rate:	7.07%	6.13%	6.07%	5.55%	5.08%	5.95%	6.16%

Fixed vs Variable Rate Debt
(As of December 31, 2005)
Secured vs Unsecured Debt
(As of December 31, 2005)
Consolidated Financial Ratios

(a) Interest Coverage	2.5	x
(b) Fixed Charge Coverage	2.1	x
(c) Debt to Total Book Capitalization	51%

Financial Ratio Definitions:

(a)	Operating income plus depreciation and amortization, divided by interest expense.

(b)	Operating income plus depreciation and amortization, divided by interest expense plus regular amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans

Fourth Quarter 2005

		Maturity	Current
Property/(ownership)[1]	F/V [2]	Date	Rate	Principal Balance	Term to Maturity
(As of December 31, 2005)				($ 000’s)	(Years)
Consolidated Debt

CMBS Transaction
Class A-2	F	May-11	6.09%	48,245	5.4
Class A-3 FL	V	Mar-08	4.75%	75,821	2.2
Class A-3	F	Mar-08	6.21%	78,900	2.2
Class A-4	F	May-11	6.53%	240,600	5.4
Class B-3 FL	V	Mar-08	4.90%	13,934	2.2
Class B-3	F	Mar-08	6.36%	14,500	2.2
Class B-4	F	May-11	6.72%	47,000	5.4
Class C-3	F	Mar-08	6.52%	101,400	2.2
Class C-4	F	May-11	6.89%	45,600	5.4
Class D-3	F	Mar-08	6.94%	106,100	2.2
Class D-4	F	May-11	7.28%	40,700	5.4
Class E-3	F	Mar-08	7.25%	73,300	2.2
Class E-4	F	May-11	7.60%	32,300	5.4

	Pre-swap:		6.51%	918,400	3.8
	Post-swap[3]:		6.63%	918,400	3.8

Renaissance Tower	F	Jan-10	4.98%	92,000	4.0
Ernst & Young Plaza	F	Feb-14	5.07%	116,742	8.1
One New York Plaza	F	May-06	7.27%	228,696	0.3
2000 L Street, N.W.	F	Aug-07	6.26%	56,100	1.6
1400 K Street, N.W.	F	May-06	7.20%	20,816	0.3
2001 M Street (98%)	F	Dec-14	5.25%	44,500	9.0
Bethesda Crescent	F	Jan-08	7.10%	31,826	2.0
Bethesda Crescent	F	Jan-08	6.70%	2,637	2.0
Two Ballston Plaza	F	Jun-08	6.91%	26,020	2.4
Bank of America Plaza (Los Angeles)	F	Sep-14	5.31%	242,000	8.7
One Alliance Center	F	Jul-13	4.78%	67,358	7.5
Unsecured Credit Facility	V4	Oct-08	5.59%	347,000	2.8
Other — Fixed	F	May-11	6.57%	16,178	5.4

Total Consolidated Debt			6.16%	2,210,273	4.1

		Maturity	Current
Property/(ownership)[1]	F/V [2]	Date	Rate	Principal Balance	Term to Maturity
(As of December 31, 2005)				($ 000’s)	(Years)
Unconsolidated Joint Venture Mortgage Debt

Bank One Center (50%)	V	Dec-06	4.52%	53,444	0.9
The Grace Building (50%)	F	Jul-14	5.54%	190,119	8.5
1411 Broadway (50%)	F	Jul-14	5.50%	109,281	8.5
1460 Broadway (50%)	F	Nov-12	5.11%	12,446	6.8
Plaza of the Americas (50%)	F	Jul-11	5.12%	34,000	5.5
Waterview (25%)	V	Aug-09	5.99%	14,420	3.7

Total Unconsolidated Joint Venture Mortgage Debt			5.37%	413,710	7.1

Total Mortgage and Other Debt			6.03%	2,623,983	4.6

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$89.8 million of the 7-year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus various spreads to 5.98% fixed rate.

(4)	Reflects notional allocation of $60.2 million of the floating rate unsecured credit facility debt that has been swapped from one-month LIBOR plus spread to 6.57% fixed rate.

Discontinued Operations

Fourth Quarter 2005
Properties Designated as Discontinued Operations

During the twelve months ended December 31, 2005
Property	Location	Date Sold

Metropolitan Square	St. Louis, MO	29-Jul-05
Watergate Office Building	Washington, DC	07-Oct-05
Twinbrook Metro Plaza	Rockville, MD	18-Oct-05
Beaumeade Corporate Park	Ashburn, VA	18-Oct-05
First Citizens Plaza	Charlotte, NC	10-Mar-06
Northstar Center	Minneapolis, MN	—

During the twelve months ended December 31, 2004
Property	Location	Date Sold

Hollywood & Highland Retail/Hotel	Los Angeles, CA	27-Feb-04
1441 Main Street	Columbia, SC	24-Jun-04
St. Louis Place	St. Louis, MO	30-Jun-04
Borden Building	Columbus, OH	30-Jul-04
Park Central I	Dallas, TX	20-Aug-04
1333 Main Street	Columbia, SC	27-Aug-04
Capital Center II & III	Sacramento, CA	22-Sep-04
3700 Bay Area Blvd	Houston, TX	28-Sep-04
Silver Spring Centre	Silver Spring, MD	30-Nov-04
Lakeside Centre	Atlanta, GA	01-Dec-04
Newmarket Business Park	Atlanta, GA	01-Dec-04
Gateway Center	Pittsburgh, PA	10-Dec-04
110 William Street	New York, NY	16-Dec-04
250 West Pratt	Baltimore, MD	17-Dec-04
Bank of America Plaza	Columbia, SC	30-Dec-04
Shoreline Square	Long Beach, CA	06-Apr-05
Williams Center I & II	Tulsa, OK	10-Jan-06
Statement of Operations

	Three Months Ended		Twelve Months Ended
($ 000 ’s)	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04
Property revenues	$13,425	$37,290	$69,697	$197,493

Expenses
Property expenses	6,547	22,738	32,889	104,641
Depreciation and amortization	1,085	3,279	9,270	33,364

Total expenses	$7,632	$26,017	$42,159	$138,005

Interest expense	(89)	(3,254)	(5,844)	(22,738)
Interest and other income	71	438	403	3,810
Income and other taxes	(90)	—	1,048	—

Provision for loss on discontinued real estate	(3,531)	—	(3,531)	(108,988)
Gain on disposition of discontinued real estate	93,590	77,667	133,075	125,508

Income before cumulative effect of a change in accounting principle	$95,744 (1)	$86,124	$152,689 (1)	$57,080

Property revenues less property expenses	$6,878	$14,552	$36,808	$92,852

(1)	The cumulative effect of a change in account principle related to discontinued operations for the three and twelve months ended December 31, 2005 was $0.3 million.

2005 Acquisition / Disposition Summary

Fourth Quarter 2005
Acquisitions

		Total	Acquired	Gross		Mortgage	Closing
Property	Location	Area	Area	Purchase Price	Price PSF	Debt	Date
		(sq. ft.)	(sq. ft.)	($ mil.)		($ mil.)
1200 K Street, N.W.	Washington, D.C.	389,000	389,000	$190.0	$488	—	28-Apr-05
Figueroa at Wilshire	Los Angeles, CA	1,039,000	1,039,000	$356.7	$343	—	20-Jul-05
Victor Building (50%)	Washington, D.C.	343,000	172,000	$78.7	$458	—	01-Nov-05

Total Acquisitions		1,771,000	1,600,000	$625.4	$391	—

Dispositions

		Total	Owned	Gross	Property	Sale	Closing
Property	Location	Area	Area	Proceeds[1]	Debt	Proceeds	Date
		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)	($ mil.)
Shoreline Square	Long Beach, CA	383,000	383,000	$87.4	—	$87.4	06-Apr-05
Metropolitian Square	St. Louis, MO	1,041,000	1,041,000	$165.8	($ 81.7)	$84.1	29-Jul-05
Watergate Office Building	Washington, D.C.	261,000	261,000	$86.5	(16.5)	$70.0	07-Oct-05
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	$52.0	(16.0)	$36.0	18-Oct-05
Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	$53.0	—	$53.0	18-Oct-05

Total Dispositions		2,310,000	2,310,000	$444.7	($114.2)	$330.5

(1)	Gross proceeds before selling costs or any other adjustments

Appendix A

Fourth Quarter 2005
Trizec Properties, Inc.
Financial Information

Consolidated Balance Sheets (unaudited)

	December 31	December 31
$ in thousands, except share and per share amounts	2005	2004
Assets
Real estate	$4,570,824	$4,335,159
Less: accumulated depreciation	(673,443)	(619,010)

Real estate, net	3,897,381	3,716,149
Cash and cash equivalents	36,498	194,265
Escrows and restricted cash	70,004	83,789
Investment in unconsolidated real estate joint ventures	206,602	113,839
Office tenant receivables (net of allowance for doubtful accounts of $3,718 and $6,677 at December 31, 2005 and December 31, 2004, respectively)	13,087	9,306
Deferred rent receivables (net of allowance for doubtful accounts of $1,438 and $831 at December 31, 2005 and December 31, 2004, respectively)	139,135	137,561
Other receivables (net of allowance for doubtful accounts of $3,080 and $2,473 at December 31, 2005 and December 31, 2004, respectively)	7,384	9,914
Deferred charges (net of accumulated amortization of $82,365 and $68,802 at December 31, 2005 and December 31, 2004, respectively)	124,061	115,669
Prepaid expenses and other assets, net	216,098	139,118

Total Assets	$4,710,250	$4,519,610

Liabilities and Stockholders’ Equity

Liabilities
Mortgage debt and other loans	$1,863,273	$2,069,282
Unsecured credit facility	347,000	150,000
Trade, construction and tenant improvements payables	19,127	25,386
Accrued interest expense	5,697	8,116
Accrued operating expenses and property taxes	108,099	86,713
Other accrued liabilities	181,798	135,201
Dividends payable	32,329	32,407
Taxes payable	27,508	51,406

Total Liabilities	2,584,831	2,558,511

Commitments and Contingencies	—	—

Minority Interest	8,134	7,348

Special Voting and Class F Convertible Stock	200	200

Stockholders’ Equity
Preferred stock, 50,000,000 shares authorized, $0.01 par value, none issued and outstanding at December 31, 2005 and December 31, 2004, respectively	—	—
Common stock, 500,000,000 shares authorized, $0.01 par value, 156,478,409 and 152,164,471 issued at December 31, 2005 and December 31, 2004, respectively, and 156,419,864 and 152,132,857 outstanding at December 31, 2005 and December 31, 2004, respectively	1,565	1,521
Additional paid in capital	2,283,591	2,211,545
Accumulated deficit	(163,049)	(238,767)
Treasury stock, at cost, 58,545 and 31,614 shares at December 31, 2005 and December 31, 2004, respectively	(750)	(415)
Unearned compensation	(446)	(798)
Accumulated other comprehensive loss	(3,826)	(19,535)

Total Stockholders’ Equity	2,117,085	1,953,551

Total Liabilities and Stockholders’ Equity	$4,710,250	$4,519,610

Consolidated Statements of Operations (unaudited)

	For the three months ended		For the twelve months ended
	December 31		December 31
$ in thousands, except share and per share amounts	2005	2004	2005	2004
Revenues
Rentals	$129,857	$118,786	$499,918	$454,241
Recoveries from tenants	30,329	26,223	111,099	94,097
Parking and other	27,118	22,821	104,090	88,005
Fee income	1,740	1,754	6,887	11,048

Total Revenues	189,044	169,584	721,994	647,391

Expenses
Operating	69,966	59,622	249,245	216,935
Property taxes	22,345	18,754	88,112	72,579
General and administrative	10,519	12,463	38,653	39,759
Depreciation and amortization	48,047	37,593	170,753	132,644
Provision for loss on real estate	—	—	—	12,749
Provision for loss on investment	—	—	—	14,558

Total Expenses	150,877	128,432	546,763	489,224

Operating lncome	38,167	41,152	175,231	158,167

Other lncome (Expense)
Interest and other income	1,330	1,757	6,597	5,280
Foreign currency exchange gain	—	—	—	3,340
Loss on early debt retirement	(922)	(2,656)	(6,842)	(7,032)
Recovery on insurance claims	—	24	74	739
Interest expense	(34,762)	(35,730)	(138,564)	(137,398)
Derivative gain	—	3,753	—	1,073
Lawsuit and other settlements	1,653	3,582	3,288	3,676

Total Other Expense	(32,701)	(29,270)	(135,447)	(130,322)

Income before Income Taxes, Minority Interest, Income from Unconsolidated Real Estate Joint Ventures, Discontinued Operations, (Loss) Gain on Disposition of Real Estate, Net, and Cumulative Effect of a Change in Accounting Principle	5,466	11,882	39,784	27,845
Benefit (Provision) for income and other corporate taxes, net	508	(1,778)	3,754	(4,379)
Minority interest	13	(880)	(1,045)	(1,834)
Income from unconsolidated real estate joint ventures	3,123	3,995	14,997	15,243

Income from Continuing Operations	9,110	13,219	57,490	36,875

Discontinued Operations
Income (Loss) from discontinued operations	2,154	8,457	19,614	(68,428)
Gain on disposition of discontinued real estate, net	93,590	77,667	133,075	125,508

Income Before (Loss) Gain on Disposition of Real Estate, Net, and Cumulative Effect of a Change in Accounting Principle	104,854	99,343	210,179	93,955
(Loss) Gain on disposition of real estate, net	(21)	4,764	145	7,358

Income Before Cumulative Effect of a Change in Accounting Principle	104,833	104,107	210,324	101,313
Cumulative effect of a change in accounting principle	(4,874)	—	(4,874)	—

Net Income	99,959	104,107	205,540	101,313

Special voting and Class F convertible stockholders’ dividends	(742)	(909)	(4,438)	(4,824)

Net Income Available to Common Stockholders	$99,217	$103,198	$201,012	$96,489

Consolidated Statements of Operations (continued) (unaudited)

	For the three months ended		For the twelve months ended
	December 31		December 31

$ in thousands, except share and per share amounts	2005	2004	2005	2004
Earnings per common share
Income from Continuing Operations Available to Common Stockholders per Weighted Average Common Share Outstanding:
Basic	$0.05	$0.11	$0.34	$0.26
Diluted	$0.05	$0.11	$0.34	$0.26

Net Income Available to Common Stockholders per Weighted Average Common Share Outstanding:
Basic	$0.64	$0.68	$1.30	$0.64
Diluted	$0.62	$0.67	$1.27	$0.63

Weighted average shares outstanding
Basic	156,203,111	151,884,824	154,847,663	151,596,514
Diluted	159,191,349	153,470,355	157,877,915	153,109,854

Earnings Per Share Calculation (unaudited)

	For the three months ended		For the twelve months ended
	December 31		December 31
$ in thousands, except share and per share amounts	2005	2004	2005	2004
Numerator:

Income from continuing operations	$9,110	$13,219	$57,490	$36,875
(Loss) Gain on disposition of real estate, net	(21)	4,764	145	7,358
Less: Special voting and Class F convertible stockholders’ dividends	(742)	(909)	(4,438)	(4,824)

Income from Continuing Operations Available to Common Stockholders	8,347	17,074	53,197	39,409

Discontinued operations	95,744	86,124	152,689	57,080
Cumulative effect of a change in accounting principle	(4,874)	—	(4,874)	—

Net Income Available to Common Stockholders	$99,217	$103,198	$201,012	$96,489

Denominator:

Weighted average shares outstanding

Basic	156,203,111	151,884,824	154,847,663	151,596,514
Dilutive effect of securities	2,988,238	1,585,531	3,030,252	1,513,340

Diluted	159,191,349	153,470,355	157,877,915	153,109,854

Basic Earnings per Common Share
Income from continuing operations available to common stockholders	$0.05	$0.11	$0.34	$0.26
Discontinued operations	0.61	0.57	0.99	0.38
Cumulative effect of a change in accounting principle	(0.03)	—	(0.03)	—

Net Income Available to Common Stockholders per Weighted Average Common Share Outstanding – Basic(1)	$0.64	$0.68	$1.30	$0.64

Diluted Earnings per Common Share
Income from continuing operations available to common stockholders	$0.05	$0.11	$0.34	$0.26
Discontinued operations	0.60	0.56	0.97	0.37
Cumulative effect of a change in accounting principle	(0.03)	—	(0.03)	—

Net Income Available to Common Stockholders per Weighted Average Common Share Outstanding – Diluted (1)	$0.62	$0.67	$1.27	$0.63

(1)	May not total the sum of the per share components due to rounding.

Reconciliation of Funds from Operations
     Funds from operations is a non-GAAP financial measure. Funds from operations is defined by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, as net income, computed in accordance with accounting principles generally accepted in the United States, or GAAP, excluding gains or losses from sales of properties and cumulative effect of a change in accounting principle, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis.
     The Company believes that funds from operations is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, funds from operations can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review funds from operations, along with GAAP net income and cash flows from operating activities, investing activities and financing activities, when trying to understand an equity REIT’s operating performance. As discussed above, the Company computes funds from operations in accordance with current standards established by NAREIT, which may not be comparable to funds from operations reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. While funds from operations is a relevant and widely used measure of operating performance of equity REITs, it does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of the Company’s financial performance, or to cash flows from operating activities, determined in accordance with GAAP, as a measure of the Company’s liquidity, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions.
     The following tables set forth the reconciliation of the Company’s funds from operations from its net income available to common stockholders, both on an aggregate and per share basis, for the three and twelve months ended December 31, 2005 and 2004:

24

Reconciliation of Funds from Operations (unaudited)

	For the three months ended		For the twelve months ended
	December 31		December 31
$ in thousands, except share and per share amounts	2005	2004	2005	2004
Net income available to common stockholders	$99,217	$103,198	$201,012	$96,489

Add/(deduct):
Loss (Gain) on disposition of real estate, net	21	(4,764)	(145)	(7,358)
Gain on disposition of discontinued real estate, net	(93,590)	(77,667)	(133,075)	(125,508)
Gain on disposition of real estate from unconsolidated real estate joint ventures	—	—	—	(704)
Depreciation and amortization (real estate related) including share of unconsolidated real estate joint ventures and discontinued operations	54,127	43,863	194,024	178,847
Cumulative effect of a change in accounting principle, net of minority interest	4,871	—	4,871	—

Funds from operations available to common stockholders	$64,646	$64,630	$266,687	$141,766

Reconciliation of Funds from Operations per Share, Basic (unaudited)

	For the three months ended		For the twelve months ended
	December 31		December 31
$ in thousands, except share and per share amounts	2005	2004	2005	2004
Net income available to common stockholders	$0.64	$0.68	$1.30	$0.64

Add/(deduct):
Loss (Gain) on disposition of real estate, net	—	(0.03)	—	(0.05)
Gain on disposition of discontinued real estate, net	(0.60)	(0.51)	(0.86)	(0.83)
Gain on disposition of real estate from unconsolidated real estate joint ventures	—	—	—	—
Depreciation and amortization (real estate related) including share of unconsolidated real estate joint ventures and discontinued operations	0.35	0.29	1.25	1.18
Cumulative effect of a change in accounting principle, net of minority interest	0.03	—	0.03	—

Funds from operations available to common stockholders per weighted average common share outstanding — basic (a)	$0.41	$0.43	$1.72	$0.94

Weighted average shares outstanding — basic	156,203,111	151,884,824	154,847,663	151,596,514

(a)	Funds from operations available to common stockholders per weighted average common share outstanding-basic may not total the sum of the per share components in the reconciliation due to rounding.

Reconciliation of Funds from Operations per Share, Diluted (unaudited)

	For the three months ended		For the twelve months ended
	December 31		December 31
$ in thousands, except share and per share amounts	2005	2004	2005	2004
Net income available to common stockholders	$0.62	$0.67	$1.27	$0.63

Add/(deduct):
Loss (Gain) on disposition of real estate, net	—	(0.03)	—	(0.05)
Gain on disposition of discontinued real estate, net	(0.59)	(0.51)	(0.84)	(0.82)
Gain on disposition of real estate from unconsolidated real estate joint ventures	—	—	—	—
Depreciation and amortization (real estate related) including share of unconsolidated real estate joint ventures and discontinued operations	0.34	0.29	1.23	1.17
Cumulative effect of a change in accounting principle, net of minority interest	0.03	—	0.03	—

Funds from operations available to common stockholders per weighted average common share outstanding – diluted (a)	$0.41	$0.42	$1.69	$0.93

Weighted average shares outstanding – diluted	159,191,349	153,470,355	157,877,915	153,109,854

(a)	Funds from operations available to common stockholders per weighted average common share outstanding- diluted may not total the sum of the per share components in the reconciliation due to rounding.

Earning and FFO per Share Guidance (unaudited)
The following table sets forth the reconciliation of the Company’s guidance on FFO per diluted share with net income available to common stockholders per diluted share for 2006.

	Full Year 2006
	Low	-	High
Projected net income available to common stockholders (diluted)[1]	$0.28	-	$0.36

Add:
Projected depreciation and amortization (real estate related) including share of unconsolidated real estate joint ventures	1.32	-	1.34

Projected FFO available to common stockholders (diluted) [1]	$1.60	-	$1.70

(1)	The guidance for 2006 net income available to common stockholders and FFO includes the impact of anticipated property dispositions on operating income, but does not include any gains or losses from such dispositions. In addition, the guidance does not reflect any estimates for future gains or losses on the possible disposition of real estate. The guidance also does not include any possible future provision for loss or recovery of provision for loss on real estate. The Company is not able to assess at this time whether or not gains or losses, or provision for loss or recovery of provision for loss, will be recognized during 2006. Additionally, the guidance does not include the operating results from the pending acquisition of a portfolio comprised of thirteen office properties currently owned by Arden Realty, Inc.

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